SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 5, 2000
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                                   PSINet Inc.

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             (Exact name of registrant as specified in its charter)


         New York                     0-25812                   16-1353600
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(State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)            File Number)            Identification No.)


         44983 Knoll Square, Ashburn, Virginia                          20147
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         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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                 510 Huntmar Park Drive, Herndon, Virginia 20170
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          (Former name or former address, if changed since last report)



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Item 5.       Other Events

              Item 5.    Other Events

         On June 5, 2000, we issued a press release and a waiver solicitation statement, copies of which are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference, announcing the commencement of a waiver solicitation relating to our 10% Senior Notes due 2005 and our 11 1/2% Senior Notes due 2008. We intend to issue a press release announcing the results of the waiver solicitation as promptly as practicable following the expiration of the waiver solicitation at 1:00 p.m., New York City time on June 13, 2000. Regardless of the outcome of the waiver solicitation, we and Metamor Worldwide, Inc. intend to hold the special meetings of shareholders of PSINet and Metamor on June 15, 2000 to vote on the merger and the other actions outlined in our joint proxy statement/prospectus dated May 12, 2000, and, subject to the terms and conditions of the merger agreement, to proceed with the merger.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1        Press release dated June 5, 2000

                           Exhibit 99.2 Waiver Solicitation Statement Dated June 5, 2000


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



         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        June 5, 2000        PSINET INC.


                                  By: /s/ Kathleen B. Horne
                                     -------------------------
                                      Kathleen B. Horne
                                      Senior Vice President and General Counsel

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


                                  EXHIBIT INDEX
                                  -------------

      Exhibit
      Number         Exhibit Name                                    Location
      ------         ------------                                    --------

        99.1          Press release dated June 5, 2000            Filed herewith

        99.2          Waiver Solicitation Statement               Filed herewith
                      Dated June 5, 2000

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